 Exhibit 10.42

Amendment One to Loan Agreement dated March 31, 2019

This Amendment to Loan Agreement (hereinafter referred to as the "Amendment One") is entered as of October 31, 2019. Amendment one is by and between CLR ROASTERS, INC. of 2131-41 NW 72 Avenue, Miami, Flo1ida, 33122 (hereinafter referred to, interchangeably, as "CLR" or the "Lender" ) and H&H COFFEE GROUP EXPORT CORP. of 980 West 23 Street, Hialeah, Florida, 33010 (hereinafter referred to, interchangeably, as "H&H" or the " Borrower"). Either may be referred to in the singular as Party or collectively as Parties.

RECITALS:

Whereas: The Parties Entered into a Loan agreement dated March 31, 2019 attached hereto as Exhibit "A" which has a maturity date for repayment of October 31, 2019

Amendment One New Terms:

1.
The Parties wish to amend the Loan Agreement by nature of execution is this Amendment One whereby Paragraph 4 Tit led Repayment, so it now reads:

All outstanding principal and interest due under this Agreement shall be due and payable by the Borrower at the end of the 2020 harvest (or when the 2020 season's harvest is exported and collected), but never to be later than November 30, 2020.

All other terms and conditions of the loan agreement will remain in full force and affect.

2.
This Agreement (Amendment One) constitutes the entire agreement between the parties and there are no further items or provisions, either oral or otherwise that amend the Original Note outlined in Exhibit A.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the day and year first above written:

H&H COFFEE GROUP EXPORT, CORP.

 /s/ Alain Hernandez
Company Representative’s Signature

Alain Hernandez
Company Representative’s Printed Name

CLR ROASTERS, LLC

/s/ David S Briskie
Company Representative’s Signature

David S Briskie
Managing Director

EXHIBIT “A”

LOAN AGREEMENT

THIS LOAN AGREEMENT (hereinafter referred to as the "Agreement") is entered into this 31st  day of _ March 2019, by and between CLR ROASTERS, INC. of 2131-41 NW 72 Avenue, Miami, Florida, 33122 (hereinafter referred to interchangeably, as "CLR" or the "Lender" and H&H COFFEE GROUP EXPORT CORP, of 980 West 23 Street, Hialeah, Florida, 33010 (hereinafter referred to, interchangeably, as "H&H" or the "Borrower"). Either may be referred to in the singular as party or collectively as parties.

IN CONSIDERATION OF The Lender loaning certain monies (“the Loan”) to the Borrower, and the Borrower repaying the loan to the Lender, both parties agreed to keep, perform and fulfill the promises and conditions set out in this Agreement.

Loan Amount & Interest

1.
The Lender promises to loan up to $5,000,000.00 USO to the Borrower and the Borrower promises to repay this principal amount to the Lender, with interest payable on the unpaid principal at the rate of 9 percent per annum, calculated yearly not in advance, beginning on 19 March 2019.

2.
Borrowing procedures - Each advance under the secured loan, other than the initial funding, shall be made available to the Borrower upon delivery of a written Advance request (a copy of which is attached hereto at exhibit 1). The initial funding was provided to the Borrower through a series of cash advances aggregating $5,000,000, provided in October 2018 through December 2018, which will become the principle balance of the loan upon execution of this agreement. (Attached hereto as Exhibit 2 is a detailed listing of the advances made for October 2018 through December 2018).

Purpose of the Loan

3.
Lender shall provide financing to Borrower for the Borrower’s Producer Hedging Program.

Repayment

4.
All outstanding principle and interest do under this Agreement shall be due and payable by the Borrower at the end of the harvest (or when the season’s harvest is exported and collected), but never to be later than 31 October for any harvest year which will for the purposes of this Agreement be defined as 1 November through 31 October for any Harvest Year. For the purposes of this Agreement, a Harvest Year is defined as beginning on 1 November and ending on 31 October of the subsequent calendar year.

Default

5.
Notwithstanding anything to the contrary in this Agreement, if the Borrower defaults in the performance of any obligation under this Agreement, then the Lender may declare the principle amount owing and interest due under this Agreement at the time to be immediately due and payable. The Lender shall have the right to offset any amounts owed to the Borrower, resulting from other business activity between the Parties, with amounts do under the Agreement.

6.
If the Borrower defaults in payment as required under this Agreement or after demand for ten (10) days, the Security will be immediately provided to the Lender and the Lender is granted all rights of repossession as a secured party.

Security

7.
H&H hereby assures and guarantees to CLR that the $5,000,000 Loan will always have collateral, including the cash value of the Borrower's brokerage account with INTL FCStone (the “Hedging Account”), Trade receivables, and green coffee owned by Borrower, in excess of $5,000,000, in the aggregate. The Borrower agrees to provide the Lender, on a monthly basis, the monthly Hedging Account statements and detail of trade receivables and inventory, in a form acceptable to the Lender.

8.
This Loan is secured by the following security (the “Security”): The Hedging Account, all trade receivables and green coffee inventory in the possession of the Borrower, and all green coffee contracts, a description of which shall be included on the attached Exhibit 3, which may be amended from time to time.

9.
The Borrower Grants to the Lender hey security interest in the Security until the Loan is paid in full. The Lender will be listed as a lender on the title of the Security whether or not the Lender elects to perfect the security interest in the Security. The Borrower will do everything necessary to assist the Lender in perfecting its security interest.

10.
The Lender may, but is not required, to take such actions from time to time they deem appropriate to maintain or protect the Security. The Lender show exercise reasonable care in the custody and preservation of the Security if the Lender takes such action.

11.
Lender has the right to inspect and inventory the Security.

Governing Law

12.
APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO SUCH STATE’S CONFLICTS OF LAWS OR CHOICE OF LAW RULES. H&H, HEREBY WAIVES WITH FULL KNOWLEDGE THAT IT IS DOING SO, THE RIGHT TO HAVE ANY MATTER LITIGATED IN OR HAVE THE LAW OF NICARAGUA APPLIED IN ANY WAY TO THE ENFORCEMENT OF THE AGREEMENT OR ANY PROVISION THEREOF. THE PARTIES FURTHER AGREE THAT SHOULD THE NEED ARISE TO EXECUTE FURTHER DOCUMENTS EITHER IN THE SATE OF FLORICA OR IN NICARAGUA TO GIVE FULL FORCE AND EFFECT TO THIS PARAGRAPH OR ANY OTHER PROVISION(S) OF THIS AGREEMENT UNDER THE LAWS OF THE STATE OF FLORIDA THAT THEY WILL DO SO IMMEDIATESLY AND WITHOUT DELAY. VENUE SHALL BE PROPER IN MIAMI-DADE COUNTY, FLORIDA.

Costs

13.
All costs, expenses and expenditures including, without limitation, the complete legal costs incurred by enforcing this Agreement As a result of any default by the Borrower, will be added to the principle then outstanding and will immediately be paid by the Borrower.

Binding Effect

14.
This Agreement will pass to the benefit of and be binding upon the representative heirs, executors, administrators, successors and permitted assigns of the Borrower and Lender.

Amendments

15.
This Agreement may only be amended or modified by a written instrument executed by both the Borrower and the Lender

Severability

16.
The clauses in paragraphs contained in this Agreement are intended to be read and construed independently of each other. If any term, covenant, condition or provision of this Agreement is held by court of competent jurisdiction to be invalid, void or unenforceable, it is the parties’ intent that such provision be reduced in scope by the court only to the extent deemed necessary by that court to render the provision reasonable and enforceable and the remainder of the provisions of this Agreement will in no way be affected, impaired or invalidated as a result.
General Provisions

17.
Headings are inserted for the convenience of the parties only and are not to be considered when interpreting this Agreement. Words in the singular mean and include the plural and vice versa. Words in the masculine mean and include the feminine and vice versa.

18.
This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument. Execution and delivery of this Agreement by delivery of a facsimile copy bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Search facsimile copies shall constitute enforceable original documents.

19.
This agreement and the rights of CLR hereunder may be assigned by CLR.

20.
Any notice or communication required or permitted hereunder shall be sufficiently given if sent by first class mail, postage prepaid.

(a)
If to CLR, addressed to it at:

                        Telephone No.

(b)
If to H and H, HERNANDEZ:

                        Telephone No.

21.
This Agreement constitutes the entire agreement between the parties and there are no further items or provisions, either oral or otherwise.

IN WITNESS HEREOF, the parties have entered into this Agreement as of the day and year first above written.

H&H COFFEE GROUP EXPORT, CORP.

/s/ Alain P. Hernandez

Alain P. Hernandez

Company Representative and Printed Name

CLR ROASTERS, LLC

/s/ David S Briskie

David S Briskie
Company Representative and Printed Name